UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022

Activision Blizzard, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2701 Olympic Boulevard, Building B Santa Monica, CA 90404
(Address of principal executive offices)

Registrant’s telephone number:  (310) 255-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value	ATVI	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events.

As previously disclosed, on January 18, 2022, Activision Blizzard, Inc., a Delaware corporation (the “Company” or “Activision Blizzard”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Microsoft Corporation, a Washington corporation (“Parent” or “Microsoft”), and Anchorage Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission on March 21, 2022, in connection with, among other things, the Merger Agreement.

Certain Litigation

As previously disclosed in the Proxy Statement, following the announcement of the Merger and prior to the filing of the Proxy Statement, lawsuits were filed by purported stockholders of the Company in connection with the transactions contemplated by the Merger Agreement under the captions Stein v. Activision Blizzard, Inc. et al., No. 1:22-cv-01560 (S.D.N.Y.); Perry v. Activision Blizzard, Inc. et al., No. 1:22-cv-02074 (S.D.N.Y.); Whitfield v. Activision Blizzard, Inc. et al., 1:22-cv-01182 (E.D.N.Y.); Lande v. Activision Blizzard, Inc. et al., No. 1:22-cv-01267 (E.D.N.Y.); Watson v. Activision Blizzard, Inc. et al., No. 2:22-cv-01268 (C.D. Cal.); Rubin v. Activision Blizzard, Inc. et al., No. 2:22-cv-01343 (C.D. Cal.); Baker v. Activision Blizzard, Inc. et al., No. 2:22-cv-00875 (E.D. Pa.); and David v. Activision Blizzard, Inc. et al., No. 1:22-cv-00339 (D. Del.) (the “Complaints”). The Complaints each assert violations of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended, and allege that the preliminary proxy statement filed in connection with the Merger omitted certain purportedly material information which rendered the preliminary proxy statement incomplete and misleading. The Complaints name the Company and its directors as defendants.

Following the announcement of the Merger, the Company also received several demand letters from purported stockholders and one lawsuit, Sjunde AP-Fonden v. Activision Blizzard, Inc., No. 2022-0281-KSJM (Del. Ch.) (the “220 Complaint”), was filed for books and records pursuant to 8 Del. C. § 220. Among other things, the demand letters and the 220 Complaint seek to investigate purported breaches of fiduciary duty related to the Merger.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with all applicable law and denies the allegations in the Complaints, demand letters and the 220 Complaint, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined to voluntarily supplement certain disclosures in the Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the Proxy Statement of certain summary unaudited prospective financial information should not be regarded as an indication that any of the Company, Parent or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement. For clarity, new text within restated paragraphs from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

Adding the following paragraph after the second paragraph under “Proxy Summary—Legal Proceedings Regarding the Merger” on page 10 and the second paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Legal Proceedings Regarding the Merger” on page 72 as follows:

“Activision Blizzard received a voluntary request for information from the SEC and a grand jury subpoena from the DOJ, both of which appear to relate to their respective investigations into trading by third parties – including persons known to Activision Blizzard’s CEO – in securities prior to the announcement of the proposed transaction. Activision Blizzard has informed these authorities that it intends to be fully cooperative with these investigations.”

Amending and restating the first and second sentences of the fourteenth paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 34 as follows:

“Also on December 6, 2021, at the request of Activision Blizzard senior management, in advance of the meeting scheduled for the following day, discussion materials related to the ~~Activision Blizzard’s l~~Long-~~r~~Range ~~p~~Plan (~~which we refer to as the “Long-Range Plan”~~ as defined below), together with “stretch” goals and objectives of the management teams of Activision Blizzard’s franchises and business units included as an appendix (as described below), were ~~was~~ shared with representatives of Microsoft, and subsequently shared by Microsoft with representatives of Goldman Sachs & Co. LLC, Microsoft’s financial advisor, which we refer to as “Goldman Sachs.” Activision Blizzard’s long-range plan (which we refer to as the “Long-Range Plan”)~~The Long-Range Pla~~n was approved by the Activision Blizzard Board of Directors on November 2, 2021 as the plan to be used for internal business planning purposes for Activision Blizzard’s performance for its fiscal years 2021 through 2024.

Amending and restating the third sentence of the thirty-fourth paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 37 as follows:

“Also at the meeting, the Activision Blizzard Board of Directors discussed certain information provided by Allen & Company regarding Allen & Company’s material relationships with Activision Blizzard and Microsoft during the preceding two-year period as previously provided to the Activision Blizzard Board of Directors, which information indicated that Allen & Company had not provided investment banking services to Microsoft during such preceding two-year period for which Allen & Company received compensation.”

Amending and restating the first sentence of the thirty-eighth paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 38 as follows:

“Mr. Kotick provided an update to the Activision Blizzard Board of Directors on the status of communications with representatives of Company A, Company C, Company D and Company E.”

Adding the following sentences to the end of the fifth to last paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 42 as follows:

“Representatives of Skadden also presented on derivative suits in the context of a merger transaction and taking into consideration the potential value of such claims when considering whether to approve the proposed transaction with Microsoft. The Activision Blizzard Board of Directors discussed the need to consider the potential value to Activision Blizzard of pending derivative litigation claims and noted that even if such litigation claims had material value, the proposed transaction price of $95.00 per share provided more than adequate value for such litigation claims.”

Amending and restating the fourth sentence of the second to last paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 42 as follows:

“After discussions, including as to the matters described below under “— Recommendation of the Activision Blizzard Board of Directors; Activision Blizzard’s Reasons for the Merger,” the Activision Blizzard Board of Directors unanimously determined to delegate the final resolution of the dividend issue to an ad hoc committee of directors of the Activision Blizzard Board of Directors, consisting of ~~Messers~~ Mr. Morgado, Activision Blizzard’s lead independent director, Mr. Corti, an independent director, and Mr. Kelly, and (i) determined that the terms of the merger agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Activision Blizzard and its stockholders; (ii) declared advisable, approved and authorized in all respects the execution and delivery of the merger agreement by Activision Blizzard, the performance by Activision Blizzard of its obligations thereunder, and the consummation of the transactions contemplated thereby upon the terms and conditions set forth therein; (iii) directed that the adoption of the merger agreement be submitted to a vote at a meeting of the stockholders of Activision Blizzard; and (iv) recommended that Activision Blizzard stockholders adopt the merger agreement.”

Amending and restating the first and second sentences and adding the fourth sentence to the end of the last paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Background of the Merger” on page 42 as follows:

“Following the approval of the merger agreement and the transactions contemplated thereby (including the merger) by the Activision Blizzard Board of Directors, Activision Blizzard and Microsoft finalized the merger agreement, including the resolution of the outstanding dividend issue, which Mr. Nadella and Mr. Kotick discussed during the evening of January 17, 2022~~, and the resolution of which was approved by t~~. The ad hoc committee of the Activision Blizzard Board of Directors formed to resolve the outstanding dividend issue, comprised of Messrs. Morgado, Corti and Kelly, approved such resolution. Early in the morning on January 18, 2022, Activision Blizzard and Microsoft executed the merger agreement, and, prior to the opening of trading on January 18, 2022, issued a joint press release announcing the execution of the merger agreement. No discussions or negotiations regarding post-closing employment arrangements with Microsoft occurred between Microsoft and Mr. Kotick prior to the approval and execution of the merger agreement and the transactions contemplated thereby, or have occurred subsequent to such approval and execution, through the date hereof.”

Amending and restating the last sentence of the first paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Financial Forecasts—Long-Range Plan” on page 50 as follows:

“Discussion materials related to t~~T~~he Long-Range Plan, which included as an appendix the pre-risk-adjusted franchise and business unit inputs, was provided to Microsoft on December 6, 2021 and subsequently shared by Microsoft with Goldman Sachs.”

Amending and restating the first sentence of the second paragraph and adding the first footnote to the corresponding table under “Proposal 1: Adoption of the Merger Agreement—The Merger—Financial Forecasts—Long-Range Plan” on page 50 as follows and adding the following paragraph, table and related footnotes after such second paragraph:

“The following table reflects selected metrics (in millions) of Activision Blizzard included in the Long-Range Plan as approved by the Activision Blizzard Board of Directors on November 2, 2021:

	Fiscal Year Ending December 31,
Long-Range Plan(1)	2021E	2022E	2023E	2024E
Revenue(2)	$8,856	$9,174	$11,725	$12,405
Operating Income(3)	$3,718	$3,886	$4,849	$5,597

(1)	Activision Blizzard also engages in other businesses that do not represent reportable segments, including the Activision Blizzard distribution business, which consists of operations in Europe that provide warehousing, logistics and sales distribution services to third-party publishers of interactive entertainment software, Activision’s own publishing operations and manufacturers of interactive entertainment hardware. Revenue and Operating Income include amounts from such other businesses, in addition to Activision Blizzard’s reportable segments.

(2)	Revenue excludes the impact of deferrals from Activision Blizzard’s accounting treatment under GAAP on certain of Activision Blizzard’s online-enabled products. Revenue (in millions) from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $8,856; 2022E: $9,546; 2023E: $12,654; 2024E: $13,394.

(3)	Operating Income was calculated in a manner consistent with EBIT (Pre-SBC) as described below in the management forecasts. Operating Income (in millions) from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $3,718; 2022E: $4,082; 2023E: $5,596; 2024E: $6,391.

The following table reflects selected metrics (in millions) of Activision Blizzard’s business segments of Activision Publishing, Inc. (“Activision Publishing”), Blizzard Entertainment, Inc. (“Blizzard Entertainment”) and King Digital Entertainment (“King Digital”) included in the Long-Range Plan as approved by the Activision Blizzard Board of Directors on November 2, 2021:

	Fiscal Year Ending December 31,
Long-Range Plan	2021E	2022E	2023E	2024E
Revenue (1)
Activision Publishing(2)	$3,974	$3,982	$4,688	$4,942
Blizzard Entertainment(3)	$1,899	$2,079	$3,750	$3,959
King Digital(4)	$2,584	$2,907	$3,230	$3,444
Operating Income (5)
Activision Publishing(6)	$1,945	$1,840	$2,200	$2,490
Blizzard Entertainment(7)	$742	$780	$1,330	$1,640
King Digital(8)	$1,037	$1,230	$1,320	$1,460

(1)	Revenue excludes the impact of deferrals from Activision Blizzard’s accounting treatment under GAAP on certain of Activision Blizzard’s online-enabled products.

(2)	Revenue (in millions) of Activision Publishing from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $3,974; 2022E: $4,352; 2023E: $5,137; 2024E: $5,521.

(3)	Revenue (in millions) of Blizzard Entertainment from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $1,899; 2022E: $2,195; 2023E: $4,355; 2024E: $4,509.

(4)	Revenue (in millions) of King Digital from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $2,584; 2022E: $2,828; 2023E: $3,130; 2024E: $3,329.

(5)	Operating Income was calculated in a manner consistent with EBIT (Pre-SBC) as described below in the management forecasts.

(6)	Operating Income (in millions) of Activision Publishing from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $1,945; 2022E: $2,122; 2023E: $2,534; 2024E: $2,929.

(7)	Operating Income (in millions) of Blizzard Entertainment from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $742; 2022E: $816; 2023E: $1,790; 2024E: $2,065.

(8)	Operating Income (in millions) of King Digital from the franchise and business unit inputs before applying Activision Blizzard management’s risk assessments and judgments included as an appendix to the Long-Range Plan was: 2021E: $1,037; 2022E: $1,140; 2023E: $1,270; 2024E: $1,395.”

Adding the line items and related information to the table in the second paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Financial Forecasts—Management Forecasts” on page 51 as follows:

“The following table reflects selected metrics (in millions) included in the January 2022 forecasts:

	Fiscal Year Ending December 31,
Management Forecasts	2021E	2022E	2023E	2024E	2025E	2026E
Revenue(1)	$8,354	$8,625	$10,605	$11,125	$12,237	$12,604
(-) Cost of Sales	$(1,972)	$(1,812)	$(1,921)	$(2,006)	$(2,190)	$(2,256)
(-) Product Development	$(1,341)	$(1,580)	$(2,415)	$(2,169)	$(2,566)	$(2,580)
(-) Variable Sales and Marketing	$(775)	$(943)	$(1,023)	$(1,123)	$(1,285)	$(1,260)
(-) Fixed Sales and Marketing and General and Administrative	$(772)	$(871)	$(961)	$(967)	$(1,040)	$(1,071)
(+) Other	$14	$31	$16	$11	$10	$10
EBIT (Pre-SBC)(2)	$3,507	$3,450	$4,300	$4,870	$5,166	$5,446
(+) Depreciation & Amortization	$108	$103	$103	$103	$100	$100
Adj. EBITDA(3)	$3,615	$3,552	$4,403	$4,973	$5,266	$5,546
(-) SBC	$(554)	$(601)	$(526)	$(560)	$(580)	$(600)
(-) Depreciation & Amortization	$(108)	$(103)	$(103)	$(103)	$(100)	$(100)
Taxable EBIT	$2,954	$2,849	$3,774	$4,311	$4,586	$4,846
(-) Cash Taxes	$(443)	$(528)	$(698)	$(793)	$(826)	$(872)
Net Operating Profit After Taxes	$2,511	$2,321	$3,076	$3,518	$3,761	$3,974
(+) Depreciation & Amortization	$108	$103	$103	$103	$100	$100
(-) Change in Working Capital	—	$(275)	$(50)	$(50)	$(61)	$(63)
(-) Capital Expenditures	$(105)	$(100)	$(100)	$(100)	$(100)	$(100)
(-) Capitalized Software Development	$(426)	$(541)	$(434)	$(439)	$(489)	$(504)
(+) Amortization of Software Development	$215	$286	$818	$389	$587	$504
(-) Restructuring	$(67)	$(25)	$(25)	$(25)	$(25)	$(25)
Unlevered Free Cash Flow(4)	$2,235	$1,768	$3,387	$3,396	$3,773	$3,886

(1)	Revenue excludes the impact of deferrals from Activision Blizzard’s accounting treatment under GAAP on certain of Activision Blizzard’s online-enabled products. December 2021 management forecasts provided for the following approximate estimated revenues (in billions): 2021E: $8.5; 2022E: $8.7; 2023E: $10.6; 2024E: $11.1; 2025E: $12.2; 2026E: $12.6.

(2)	“EBIT (Pre-SBC)” refers to earnings before interest and taxes (but includes depreciation and amortization), and excludes stock-based compensation, restructuring and other costs, net, acquisition-related costs, net and certain other expenses that result from unplanned events outside the ordinary course of continuing operations. EBIT (Pre-SBC) is a non-GAAP measure, and our calculation of EBIT (Pre-SBC) may differ from other companies. December 2021 management forecasts provided for the following approximate estimated EBIT (Pre-SBC) (in billions): 2021E: $3.6; 2022E: $3.6; 2023E: $4.3; 2024E: $4.9; 2025E: $5.2; 2026E: $5.4.

(3)	“Adjusted EBITDA” refers to earnings before interest, taxes, depreciation and amortization, and excludes stock-based compensation, restructuring and other costs, net, acquisition-related costs, net and certain other expenses that result from unplanned events outside the ordinary course of continuing operations. Adjusted EBITDA is a non-GAAP measure, and our calculation of Adjusted EBITDA may differ from other companies. December 2021 management forecasts provided for the following approximate estimated Adjusted EBITDA (in billions): 2021E: $3.7; 2022E: $3.7; 2023E: $4.4; 2024E: $5.0; 2025E: $5.3; 2026E: $5.5.

(4)	“Unlevered Free Cash Flow” was calculated as Adjusted EBITDA less stock-based compensation, depreciation and amortization and cash taxes to derive net operating profit after taxes, which was then adjusted by adding back depreciation and amortization and amortization of software development and deducting changes in working capital, capital expenditures, capitalized software development and restructuring costs. December 2021 management forecasts provided for the following approximate estimated Unlevered Free Cash Flow (in billions): 2021E: $2.5; 2022E: $1.8; 2023E: $3.4; 2024E: $3.4; 2025E: $3.8; 2026E: $3.9.”

Amending and restating the first sentence of the first paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses—Selected Public Companies Analysis” on page 55 as follows and by deleting the list of selected companies immediately following such paragraph:

“Allen & Company reviewed certain publicly available financial and stock market information relating to Activision Blizzard and ~~the following~~ three selected publicly traded companies, as noted below, with operations in the interactive entertainment industry that Allen & Company, based on its professional judgment, considered generally relevant for purposes of analysis, collectively referred to as the “selected companies.~~:~~”

Amending and restating the first sentence of the third paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses— Selected Public Companies Analysis” on page 56 as follows and additionally supplementing by adding the following list of selected companies and related information after such sentence and moving the second and third sentences of such paragraph thereunder:

“The overall low to high calendar year 2022 and calendar year 2023 estimated EBITDA multiples observed for the selected companies were 8.4x to 19.1x and 7.3x to 15.6x, respectively, as indicated below (individual multiples are referenced below for informational purposes):”

		2022E EBITDA		2023E EBITDA
		Multiples		Multiples
●	Take-Two Interactive Software, Inc.	19.1	x	15.6	x
●	Electronic Arts Inc.	13.0	x	12.0	x
●	Ubisoft Entertainment SA	8.4	x	7.3	x

Amending and restating the second sentence of the third paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses—Selected Public Companies Analysis” on page 56 as follows:

“Based on these observed multiples and Allen & Company’s professional judgment, Allen & Company then applied selected ranges of calendar year 2022 and calendar year 2023 estimated EBITDA multiples derived from the selected companies of 13.5x to 18.0x and 12.5x to 15.0x, respectively, to corresponding data of Activision Blizzard based on the Activision Blizzard forecasts.”

Amending and restating the first sentence of the first paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses— Selected Precedent Transactions Analysis” on page 56 as follows and by deleting the list of selected transactions and related information immediately following such paragraph:

“Using publicly available information, Allen & Company reviewed financial data relating to ~~the following~~ 11 selected transactions, as noted below, involving target companies with operations in the interactive entertainment industry that Allen & Company, based on its professional judgment, considered generally relevant for purposes of analysis, collectively referred to as the “selected transactions.~~:~~”

Amending and restating the first sentence of the third paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses— Selected Precedent Transactions Analysis” on page 56 as follows and additionally supplementing by adding the following list of selected transactions and related information after such sentence and moving the second and third sentences of such paragraph thereunder:

“The overall low to high latest 12 months EBITDA multiples observed for the selected transactions were 5.6x to 29.9x, as indicated below (individual multiples are referenced below for informational purposes; transactions for which such data was not publicly available, is referenced below as “NA”):”

Announcement			LTM
Date	Acquiror	Target	EBITDA Multiple
January 2022	Take-Two Interactive Software, Inc.	Zynga Inc.	19.4	x
February 2021	Electronic Arts Inc.	Glu Mobile, Inc.	27.4	x
December 2020	Electronic Arts Inc.	Codemasters Group Holdings plc	29.9	x
September 2020	Microsoft Corporation	ZeniMax Media, Inc.	NA
August 2020	Tencent Music Entertainment Group	Leyou Technologies Holdings Ltd.	15.8	x
November 2017	Aristocrat Leisure Limited	Big Fish Games, Inc.	11.9	x
April 2017	DoubleU Games Co., Ltd.	DoubleDown Interactive Co., Inc.	10.5	x
July 2016	Shanghai Giant Network Technology Co., Ltd.	Playtika Holdings, LLC	13.6	x
June 2016	Tencent Holdings Ltd.	Supercell Oy	9.8	x
November 2015	Activision Blizzard Inc.	King Digital Entertainment Public Limited Company	5.6	x
October 2013	SoftBank Group Corp.	Supercell Oy	6.5	x

Amending and restating the second sentence of the third paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses—Selected Precedent Transactions Analysis” on page 56 as follows:

“Based on these observed multiples and Allen & Company’s professional judgment, Allen & Company then applied a selected range of latest 12 months EBITDA multiples derived from the selected transactions of 14.0x to 20.0x to the latest 12 months (as of December 31, 2021) EBITDA of Activision Blizzard based on the Activision Blizzard forecasts.”

Amending and restating the third sentence of the first paragraph under “Opinion of Activision Blizzard’s Financial Advisor—Financial Analyses—Discounted Cash Flow Analysis” beginning on page 56 as follows:

“Allen & Company calculated implied terminal values for Activision Blizzard by applying to Activision Blizzard’s unlevered, after-tax free cash flows for the fiscal year ending December 31, 2026 a selected range of perpetuity growth rates of 2.25% to 2.75%, which range was selected based on Allen & Company’s professional judgment, and a selected range of discount rates of 6.50% to 8.00% derived from a weighted average cost of capital calculation.”

Adding the following sentence to the end of the second paragraph under “Proposal 1: Adoption of the Merger Agreement—The Merger—Regulatory Approvals—HSR Act and Other Antitrust Matters” on page 70 as follows:

“It is Activision Blizzard’s understanding from public information that four United States senators sent a letter to the FTC expressing concern about the proposed transaction and its impact on workplace issues and requested that the FTC oppose the deal if it determines that it could worsen the negotiating position of employees.”

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Microsoft and Activision Blizzard, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “predicts,” “budget,” “forecast,” “continue,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Activision Blizzard’s business and the price of the common stock of Activision Blizzard, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Activision Blizzard and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Activision Blizzard’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Activision Blizzard or Microsoft and potential difficulties in Activision Blizzard employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Activision Blizzard’s ongoing business operations, (vii) the outcome of any legal proceedings that have been or may be instituted against Microsoft or against Activision Blizzard related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Activision Blizzard’s operations, product lines, and technology, the impact of the COVID-19 pandemic on Activision Blizzard’s business and general economic conditions, (ix) restrictions during the pendency of the proposed transaction that may impact Activision Blizzard’s ability to pursue certain business opportunities or strategic transactions and (x) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Activision Blizzard’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Activision Blizzard file with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this report. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Activision Blizzard assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Activision Blizzard has filed with the SEC and mailed to Activision Blizzard stockholders entitled to vote at the special meeting to approve the transaction a definitive proxy statement on March 21, 2022 (as amended or supplemented from time to time, the “definitive proxy statement”). INVESTORS AND SECURITY HOLDERS OF ACTIVISION BLIZZARD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACTIVISION BLIZZARD HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY DO OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ACTIVISION BLIZZARD AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Activision Blizzard with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Activision Blizzard’s website (https://investor.Activision.com) or by writing to Activision Blizzard, Investor Relations, 2701 Olympic Boulevard, Building B, Santa Monica, CA 90404.

Activision Blizzard and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Activision Blizzard’s stockholders with respect to the transaction. Information about Activision Blizzard’s directors and executive officers and their ownership of Activision Blizzard’s common stock is set forth in the definitive proxy statement. To the extent that holdings of Activision Blizzard’s securities have changed since the amounts printed in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2022

Activision Blizzard, Inc.

By:	/s/ Frances Townsend
Name:	Frances Townsend
Title:	Executive Vice President, Corporate Affairs, Corporate Secretary and Chief Compliance Officer